Exhibit 10.11
Execution Version
SEVENTH OMNIBUS AMENDMENT
This SEVENTH OMNIBUS AMENDMENT, dated as of June 30, 2022 (this “Amendment”), is entered into by and among ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company (“ALS”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2015 LLC, a Delaware limited liability company (“ALER”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2015-A, a Delaware statutory trust (the “Issuer”), THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee under the Indenture (the “Indenture Trustee”), each of the NOTE PURCHASERS listed on the signature pages hereto (collectively, the “Note Purchasers”), each of the FUNDING AGENTS for the Purchaser Groups listed on the signature pages hereto (collectively, the “Funding Agents”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Note Purchasers (the “Administrative Agent”).
BACKGROUND:
1.    ALS, ALER and the Issuer are parties to that certain Amended and Restated Pooling and Servicing Agreement, dated as of June 8, 2018 (as amended by that certain First Omnibus Amendment, dated as of August 31, 2018, that certain Second Omnibus Amendment, dated as of October 12, 2018, that certain Third Omnibus Amendment, dated as of March 19, 2019, that certain Fourth Omnibus Amendment, dated as of February 21, 2020, that certain First Amendment to Pooling and Servicing Agreement, dated as of April 16, 2020, that certain Fifth Omnibus Amendment, dated as of October 9, 2020, that certain Sixth Omnibus Amendment, dated as of July 27, 2021, and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Pooling and Servicing Agreement”);
2.    ALS, ALER, the Issuer, the Note Purchasers, the Funding Agents and the Administrative Agent are parties to that certain Amended and Restated Note Purchase Agreement, dated as of June 8, 2018 (as amended by that certain First Omnibus Amendment, dated as of August 31, 2018, that certain Second Omnibus Amendment, dated as of October 12, 2018, that certain Third Omnibus Amendment, dated as of March 19, 2019, that certain Fourth Omnibus Amendment, dated as of February 21, 2020, that certain Fifth Omnibus Amendment, dated as of October 9, 2020, that certain Sixth Omnibus Amendment, dated as of July 27, 2021, and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Note Purchase Agreement”);
3.    The Issuer and the Indenture Trustee are parties to that certain Amended and Restated Indenture, dated as of June 8, 2018 (as amended by that certain Second Omnibus Amendment, dated as of October 12, 2018, that certain Fourth Omnibus Amendment, dated as of February 21, 2020, that certain Fifth Omnibus Amendment, dated as of October 9, 2020, that certain Sixth Omnibus Amendment, dated as of July 27, 2021, and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Indenture” and, together with the Pooling and Servicing Agreement and the Note Purchase Agreement, the “Agreements”);

4.    ALS, ALER, the Issuer, the Administrative Agent, the Funding Agents and the Note Purchasers desire to amend the Agreements as hereinafter set forth; and
5.    The consent of each of the Noteholders is necessary for such amendments to be effective, and each of the Noteholders, by executing this Amendment, has consented to such amendments.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed thereto in Part I of Appendix A to the Pooling and Servicing Agreement.
2.    Amendments. As of the Effective Date (as defined below), the Agreements are hereby amended as follows:
(a)    Pooling and Servicing Agreement. The parties to the Pooling and Servicing Agreement hereby agree that the Pooling and Servicing Agreement is amended in its entirety in the form of Annex 1 attached hereto.
(b)    Note Purchase Agreement. The parties to the Note Purchase Agreement hereby agree that the Note Purchase Agreement is amended in its entirety in the form of Annex 2 attached hereto.
(c)    Indenture. The parties to the Indenture hereby agree that the Indenture is amended as follows:
(i)    Section 2.7(d) is amended by replacing the text “the Adjusted Eurodollar Rate” where it appears therein with the text “Interest Rate” in its place.
(ii)    Section 3.8(e) is hereby amended in its entirety to read as follows: “[reserved];”.
(iii)    Section 3.22(f) is hereby amended in its entirety to read as follows:
“(f)    Sanctions and other Anti-Terrorism Laws. No: (i) Covered Entity, nor to the Issuer’s knowledge any employees, officers, directors, affiliates, consultants, brokers, or agents acting on a Covered Entity’s behalf in connection with this Indenture or the other Basic Documents: (A) is a Sanctioned Person, (B) directly, or indirectly through any third party, is engaged in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, or any transactions or other dealings that otherwise are prohibited by any Anti-Terrorism Laws; and (ii) Collateral is Embargoed Property.”.
(iv)    Section 3.22(g) is hereby amended by (A) replacing the text “Issuer” where it appears therein with “Each Covered Entity” in its place, and (B)

replacing the text “such Laws” where it appears therein with the text “such Applicable Laws” in its place.
(v)    Section 3.36 is hereby amended in its entirety to read as follows:
“Sanctions and other Anti-Terrorism Laws; Anti-Corruption Laws. Issuer covenants and agrees that:
(a)    it shall promptly notify the Noteholders and the Administrative Agent in writing upon the occurrence of a Reportable Compliance Event;
(b)    if, at any time, any Collateral becomes Embargoed Property, then in addition to all other rights and remedies available to any Noteholder or the Administrative Agent, upon request by any Noteholder or the Administrative Agent, Issuer shall provide or shall cause to be provided substitute Collateral acceptable to the Administrative Agent that is not Embargoed Property;
(c)    it shall, and shall require each other Covered Entity to, conduct its business in compliance with all Anti-Corruption Laws and maintain policies and procedures designed to ensure compliance with such Applicable Laws;
(d)    it will not: (i) become a Sanctioned Person or consent to, or approve of, any employees, officers, directors, affiliates, consultants, brokers, or agents acting on its behalf in connection with this Agreement or any other Basic Document becoming a Sanctioned Person; (ii) directly, or indirectly through a third party, engage in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, including the use of the proceeds of the Advances to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Person or Sanctioned Jurisdiction; (iii) pay or repay any Outstanding Obligations with Embargoed Property or funds derived from any unlawful activity; (iv) consent to, or approve of, any Collateral becoming Embargoed Property; or (vi) cause any Noteholder or the Administrative Agent to violate any Anti-Terrorism Law; and
(e)    it will not, directly or indirectly, use the Advances or any proceeds thereof for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which any Covered Entity conducts business.”
(vi)    Section 6.2(r) is hereby amended in its entirety to read as follows:

“(r)    The Indenture Trustee will be under no obligation (i) to monitor, determine or verify the unavailability or cessation of Daily Simple SOFR (or any other Benchmark), or whether or when there has occurred, or to give notice to any other Person of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or to determine whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Conforming Changes are appropriate in connection with any of the foregoing, including, but not limited to, as to any spread adjustment thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark. In connection with the foregoing, the Indenture Trustee will be entitled to conclusively rely on any determinations made by the Administrative Agent or the Required Noteholders, as applicable, without independent investigation, and none will have any liability for actions taken at the Administrative Agent’s or the Required Noteholders’, as applicable, direction in connection therewith.”.
(vii)    Section 6.2 is hereby amended by inserting a new clause (s) at the end thereof to read as follows:
“(s)    The Indenture Trustee will not be liable for any inability, failure or delay on its part to perform any of its duties set forth in the Basic Documents as a result of the unavailability of Daily Simple SOFR or any applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other Person in providing any direction, instruction, notice or information required or contemplated by the terms of the Basic Documents and reasonably required for the performance of such duties. The Indenture Trustee will not be responsible or liable for the actions or omissions of the Administrative Agent or the Required Noteholders, or for any failure or delay in the performance by the Administrative Agent or the Required Noteholders, nor shall the Indenture Trustee be under any obligation to oversee or monitor the performance of the Administrative Agent or the Required Noteholders.”
3.    Issuer Order, Noteholder Direction and Registered Owner Instruction.
(a)    The Issuer hereby authorizes and directs the Indenture Trustee to execute this Amendment and to cancel the Alliance Laundry Equipment Receivables Trust 2015-A Notes registered in the name of Bank of Montreal.

(b)    The Noteholders hereby direct the Indenture Trustee to execute this Amendment and the Applicable Margin Fee Letter.
(c)    ALER, as the sole Registered Owner, hereby instructs Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer, to execute this Amendment and the Applicable Margin Fee Letter.
4.    Conditions to Effectiveness. This Amendment shall become effective (the “Effective Date”) upon:
(a)    the Administrative Agent’s receipt of counterparts of (i) this Amendment, duly executed by the parties hereto, (ii) the Applicable Margin Fee Letter, (iii) that certain Upfront Fee Letter Agreement, dated as of the date hereof, executed by parties thereto, and (iv) each other document, certificate and legal opinion set forth on the closing checklist attached hereto as Annex 3; and
(b)    the Issuer shall have paid all fees and other amounts due and payable on or prior to the date hereof pursuant to the Basic Documents, to the extent invoiced, including the fees and disbursements invoiced through the date hereof of the Administrative Agent’s special counsel, Mayer Brown LLP.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of each Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in any Agreement to “this Agreement”, “this Indenture”, “hereof”, “herein” or words of similar effect referring to the Agreement in which such reference is made shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly amend or supplement any provision of any Agreement other than as set forth herein.
6.    Representations and Warranties.
(a)    Each of the Issuer, ALER and ALS makes each of its respective representations and warranties contained in Article VII of the Pooling and Servicing Agreement, as applicable (after giving effect to this Amendment).
(b)    Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.
7.    Consent. Pursuant to each Agreement, each of the Administrative Agent and each Note Purchaser agrees, as to itself only, that all notices required to be delivered to it and all consents required to be given by it in connection with this Amendment have been provided, and each such party hereby consents to the terms of the amendments to the Agreements contained in this Amendment.
8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York; provided, however, that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.
10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof.
11.    Indenture Trustee’s Responsibility. The Indenture Trustee shall have no responsibility for the validity or sufficiency of this Amendment, nor for the recitals herein.
12.    Limitation of Owner Trustee Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2015-A

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Cynthia L. Major
Name: Cynthia L Major
Title: Vice President
Seventh Omnibus Amendment

ALLIANCE LAUNDRY SYSTEMS LLC

By:	/s/ Stephen Bodmann
Name: Stephen Bodmann
Title: Vice President and Treasurer

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2015 LLC

By:	/s/ Stephen Bodmann
Name: Stephen Bodmann
Title: Vice President and Treasurer
Seventh Omnibus Amendment

Solely with respect to Sections 2(a) and 2(c) hereof:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Esther Antoine
Name: Esther Antoine
Title: VICE PRESIDENT
Seventh Omnibus Amendment

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Roger Yuen
Name: Roger Yuen
Title: Senior Vice President

PNC CAPITAL MARKETS LLC,

By:	/s/ Roger Yuen
Name: Roger Yuen
Title: Senior Vice President
By:
Name: Roger Yuen Title: Managing Director
Seventh Omnibus Amendment

PNC PURCHASER GROUP:

PNC BANK, NATIONAL ASSOCIATION, as Committed Purchaser and as Funding Agent

By:	/s/ Roger Yuen
Name: Roger Yuen
Title: Senior Vice President
Seventh Omnibus Amendment

FIFTH THIRD PURCHASER GROUP:

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Committed Purchaser and as Funding Agent

By:	/s/ Andrew D. Jones
Name: Andrew D. Jones
Title: Managing Director
Seventh Omnibus Agreement